1 Contact: Investor Relations ir@bsig.com (617) 369-7300 Exhibit 99.1 BrightSphere Reports Financial and Operating Results for the Second Quarter Ended June 30, 2024 • U.S. GAAP earnings per share of $0.29 for the quarter, compared to $0.27 for Q2'23 • U.S. GAAP net income attributable to controlling interests of $11.0 million for the quarter, compared to $11.4 million for Q2'23 • ENI earnings per share of $0.45 for the quarter, compared to $0.28 for Q2'23 • AUM of $112.6 billion at June 30, 2024 compared to $110.4 billion at March 31, 2024 • 86%, 92% and 93% of strategies by revenue beat their respective benchmarks over the prior 3-, 5-, and 10- year periods as of June 30, 2024 • Repurchases of 0.9 million shares of common stock ($20.5 million) in Q2'24, 4.4 million shares of common stock ($94.9 million) year to date through Q2'24 BOSTON - August 1, 2024 - BrightSphere Investment Group Inc. (NYSE: BSIG) reports its results for the second quarter ended June 30, 2024. Suren Rana, BrightSphere’s President and Chief Executive Officer, said, “For the second quarter of 2024, we produced ENI earnings per share of $0.45 compared to $0.28 in the second quarter of 2023 and $0.44 in the first quarter of 2024. Acadian, our sole operating business, generated $36.3 million of Adjusted EBITDA in the second quarter of 2024 compared to $28.9 million in the second quarter of 2023 and $36.0 million in the first quarter of 2024. Our ENI for the second quarter of 2024 was $17.2 million compared to $12 million in the second quarter of 2023 and $17.4 in the first quarter of 2024. The 25.6% increase in Acadian’s Adjusted EBITDA and 43.3% increase in our ENI compared to the second quarter of 2023 was primarily driven by management fee revenue being 14% higher compared to the year-ago quarter due to higher AUM from market appreciation over the last twelve months. The significantly larger percentage increase in ENI compared to the revenue increase reflects our continued discipline on operating expenses and the operating leverage embedded in our business. The 61% increase in ENI earnings per share compared to the second quarter of 2023 was additionally driven by the Company’s $100 million of share repurchases since December 2023. Acadian continued to produce consistent long-term investment outperformance for its clients. As of June 30, 2024, 86%, 92% and 93% of Acadian’s strategies by revenue beat their respective benchmarks over the prior 3-, 5-, and 10- year periods, respectively. We reported flat net client cash flows for the second quarter of 2024 compared to $0.1 billion for the second quarter of 2023. Acadian’s Systematic Credit platform’s, U.S. High Yield strategy, seeded in November 2023, and Global High Yield strategy, seeded in April 2024, continued to build good track records. Additionally, a third Credit strategy, U.S. Investment Grade strategy, was seeded in July 2024. Acadian’s Equity Alternatives platform, seeded in the fourth quarter of 2022, continued to build a good track record. Turning to capital management, we repurchased 0.9 million shares of common stock (2% of total outstanding shares) for an aggregate total of $20.5 million in the second quarter of 2024. Year to date through June 30, 2024, we have repurchased 4.4 million shares of common stock (11% of total outstanding shares) for an aggregate total of $94.9 million. We had a cash balance of approximately $72 million as of June 30, 2024. Acadian had an outstanding balance of $36 million on their revolving credit facility during as of June 30, 2024. As discussed previously, this revolving facility supports Acadian’s first quarter seasonal needs and, as in prior years, is expected to be fully paid down by year-end from cash generated from Acadian’s operations. As our business continues to generate strong free cash flow, we expect to continue deploying excess capital to support organic growth and repurchase our stock.”

2 Dividend Declaration The Company’s Board of Directors approved a quarterly interim dividend of $0.01 per share payable on September 27, 2024 to shareholders of record as of the close of business on September 13, 2024. Conference Call Dial-in The Company will hold a conference call and simultaneous webcast to discuss the results at 11:00 a.m. Eastern Time on August 1, 2024. To listen to the call or view the webcast, participants should: Dial-in: Toll Free Dial-in Number: (800) 715-9871 International Dial-in Number: (646) 307-1963 Conference ID: 6813966 Link to Webcast: https://events.q4inc.com/attendee/146524339 Dial-in Replay: A replay of the call will be available beginning approximately one hour after its conclusion either on BrightSphere’s website, at http://ir.bsig.com or at: Toll Free Dial-in Number: (800) 770-2030 International Dial-in Number: (609) 800-9909 Conference ID: 6813966 About BrightSphere BrightSphere is a global asset management holding company with one operating subsidiary, Acadian Asset Management, with approximately $113 billion of assets under management as of June 30, 2024. Through Acadian, BrightSphere offers institutional investors across the globe access to a wide array of leading quantitative and solutions-based strategies designed to meet a range of risk and return objectives. For more information, please visit BrightSphere’s website at www.bsig.com. Information that may be important to investors will be routinely posted on our website.

3 Forward-Looking Statements This communication includes forward-looking statements which may include, from time to time, anticipated revenues, margins, operating expense, variable compensation and distribution ratios, cash flows or earnings growth profile, anticipated performance and growth of the Company’s business going forward, expected sector trends and their potential impact, expected future net cash flows, expected uses of future capital, and capital management, including expectations regarding market conditions. The words or phrases ‘‘will likely result,’’ ‘‘are expected to,’’ ‘‘will continue,’’ ‘‘is anticipated,’’ ‘‘can be,’’ ‘‘may be,’’ ‘‘aim to,’’ ‘‘may affect,’’ ‘‘may depend,’’ ‘‘intends,’’ ‘‘expects,’’ ‘‘believes,’’ ‘‘estimate,’’ ‘‘project,’’ and other similar expressions are intended to identify such forward-looking statements. Such statements are subject to various known and unknown risks and uncertainties and readers should be cautioned that any forward-looking information provided by or on behalf of the Company is not a guarantee of future performance. Actual results may differ materially from those in forward-looking information as a result of various factors, some of which are beyond the Company’s control, including but not limited to those discussed elsewhere in this communication. Additional factors that could cause actual results to differ from the forward- looking statements in this release include: our financial results are dependent on Acadian Asset Management LLC; our reliance on key personnel; our use of a limited number of investment strategies; our ability to attract and retain assets under management; the potential for losses on seed and co-investment capital; foreign currency exchange risk; risks associated with government regulation; and other facts that may be described in the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2024. Due to such risks and uncertainties and other factors, the Company cautions each person receiving such forward-looking information not to place undue reliance on such statements. Further, such forward-looking statements speak only as of the date of this communication and the Company undertakes no obligations to update any forward looking statement to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events. This communication does not constitute an offer for any fund managed by the Company or any Affiliate of the Company. Non-GAAP Financial Measures This communication contains non-GAAP financial measures. Reconciliations of GAAP to non-GAAP financial measures are included in the Reconciliations and Disclosures section of this communication. Additional reconciliations with respect to certain segment measures are included in the Supplemental Information section of this communication.

4 Q2 2024 EARNINGS PRESENTATION August 1, 2024

5 • U.S. GAAP EPS of $0.29 for Q2'24 compared to $0.27 for Q2'23 • ENI EPS of $0.45 for the quarter compared to $0.28 for Q2'23 • Systematic Credit’s U.S. and Global High Yield strategies continued to build good track records and a third strategy, U.S. Investment Grade strategy, was seeded in July 2024 • Continued strong investment performance with 86%, 92% and 93% of strategies by revenue beating their benchmarks over the prior 3-, 5-, and 10-year periods, respectively, as of June 30, 2024 • Total AUM of $112.6 billion as of June 30, 2024, a 2.0% increase from March 31, 2024, driven by market appreciation • Net flows were flat for Q2'24 compared to $0.1 billion for Q2'23 • Repurchased 0.9 million shares of common stock (2% of total outstanding shares) for an aggregate total of $20.5 million in Q2'24; repurchased 4.4 million shares of common stock (11% of total outstanding shares) for an aggregate total of $94.9 million year to date through Q2'24 • Cash balance of $71.6 million as of June 30, 2024; expect to continue deploying excess capital toward supporting organic growth and share repurchases BrightSphere Highlights Q2'24 Highlights __________________________________________________________ Please see Definitions and Additional Notes

6 U.S. GAAP Statement of Operations ($ in millions, unless otherwise noted) Three Months Ended June 30, June 30, Increase (Decrease) March 31, 2024 2023 2024 Management fees $ 105.5 $ 92.8 13.7% $ 102.2 Performance fees 2.8 2.2 27.3% 3.1 Consolidated Funds’ revenue 0.7 1.3 (46.2) % 0.4 Total revenue 109.0 96.3 13.2% 105.7 Compensation and benefits 62.2 48.5 28.2% 58.1 General and administrative 21.1 21.8 (3.2) % 20.0 Depreciation and amortization 5.0 4.4 13.6% 4.6 Consolidated Funds’ expense 0.1 1.2 (91.7) % 0.1 Total operating expenses 88.4 75.9 16.5% 82.8 Operating income 20.6 20.4 1.0% 22.9 Investment income 0.1 0.2 (50.0) % 0.9 Interest income 0.9 1.5 (40.0) % 1.3 Interest expense (5.3) (5.4) (1.9) % (5.0) Net consolidated Funds’ investment losses 0.8 0.3 n/m 1.7 Income before income taxes 17.1 17.0 0.6% 21.8 Income tax expense 5.6 5.5 1.8% 6.1 Net income 11.5 11.5 — % 15.7 Net income attributable to non-controlling interests 0.5 0.1 n/m 1.1 Net income attributable to controlling interests $ 11.0 $ 11.4 (3.5) % $ 14.6 Earnings per share, basic, $ $ 0.29 $ 0.27 7.4% $ 0.37 Earnings per share, diluted, $ $ 0.29 $ 0.27 7.4% $ 0.37 Average basic shares outstanding (in millions) 37.5 41.5 39.1 Average diluted shares outstanding (in millions) 38.2 42.6 39.7 U.S. GAAP operating margin 19% 21% (228) bps 22 % Pre-tax income attributable to controlling interests $ 16.6 $ 16.9 (1.8) % $ 20.7 Net income attributable to controlling interests $ 11.0 $ 11.4 (3.5) % $ 14.6 Q2'24 vs. Q2'23 __________________________________________________________ Please see Definitions and Additional Notes • Total revenue increased 13.2% from Q2'23 primarily due to higher management fees reflecting an increase in average AUM in Q2'24 compared to Q2'23 • Operating expenses increased 16.5% from Q2'23 driven by an increase in compensation and benefits expense due to an increase in the value of the Acadian equity plan liability in Q2'24 and an increase in variable compensation • Income tax expense increased 1.8% from Q2'23 primarily driven by changes in discrete tax items, partially offset by a decrease in pre-tax income attributable to controlling interests • U.S. GAAP net income attributable to controlling interests decreased 3.5% from Q2'23 primarily due to an increase in operating expenses • Diluted earnings per share increased 7.4% from Q2'23 reflecting the positive impact of stock repurchases made year to date through Q2'24 that decreased average diluted shares outstanding

7 Revenue-Weighted 86% 92% 93% 3-Year 5-Year 10-Year 0% 50% 100% Equal-Weighted 77% 83% 88% 3-Year 5-Year 10-Year 0% 50% 100% Acadian Financial Highlights • Net flows were flat with $1.4 million annualized revenue impact for Q2'24 compared to net flows of $0.1 billion with annualized revenue impact of $0.9 million for Q2'23 • AUM increased 12.7% from Q2'23 mainly driven by market appreciation in the last twelve months; AUM increased 2.0% compared to Q1'24 due to the positive market • Continued strong long-term investment outperformance • Segment ENI increased 29.4% in Q2'24 compared to Q2'23 due to higher average AUM and management fees; Segment ENI increased 1.0% in Q2'24 compared to Q1'24 due to higher average AUM Investment Performance Q1’24 83% 91% 93% Q2’23 81% 81% 90% Q1’24 72% 77% 87% Q2’23 74% 66% 83% Asset-Weighted 79% 87% 90% 3-Year 5-Year 10-Year 0% 50% 100% Q1’24 76% 85% 89% Q2’23 73% 71% 85% Key Performance Metrics Three Months Ended June 30, Three Months Ended March 31, 2024 2023 Increase (Decrease) 2024 Increase (Decrease) Operational Information AUM $b $ 112.6 $ 99.9 12.7% $ 110.4 2.0 % Average AUM $b $ 110.3 $ 97.9 12.7% $ 107.6 2.5 % Net flows $b $ — $ 0.1 $ (0.1) $ 0.4 $ (0.4) Annualized Revenue Impact of net flows $m $ 1.4 $ 0.9 $ 0.5 $ (0.2) $ 1.6 ENI management fee rate (bps) 38 38 — 38 — Economic Net Income Basis ENI Revenue $m $ 108.3 $ 95.0 14.0% $ 105.3 2.8 % Segment Economic Net Income $m $ 31.7 $ 24.5 29.4% $ 31.4 1.0 % Segment ENI Operating Margin 31.2% 27.1% 410 bps 31.9% (70) bps Segment Adjusted EBITDA $m $ 36.3 $ 28.9 25.6% $ 36 0.8% ___________________________________________________________ Please see Definitions and Additional Notes (1) As of June 30, 2024, Acadian’s assets representing 93% of revenue were outperforming benchmarks on a 1-year basis, compared to 66% at June 30, 2023 and 92% at March 31, 2024. (1)

8 Acadian Platform Overview • Leading, at-scale, systematic investment manager with a track record of over 35 years and $112.6 billion in AUM as of June 30, 2024 • Quant-focused investment platform offering unique capabilities in active equities, credit and alternatives; including recently launched multi-strategy hedge fund and systematic credit strategies • Continued strong investment performance with more than 86%, 92%, and 93% of strategies by revenue outperforming benchmarks over 3-, 5-, and 10-year periods, respectively, as of June 30, 2024 • Diversified offerings across developed and emerging markets; approximately 80% of AUM invested outside the U.S. • Long-standing relationships with 950+ premier global institutional clients • Experienced management team with a proven track record Business Overview

9 Systematic Investing Capabilities Built On PEOPLE DATA CLARITY Economic intuition & insights of a talented, experienced, diverse group of investors: 100+ person investment team | 1600+ years’ collective experience 100+ advanced analytical degrees Extensive data repository supplemented by alternative data scouting effort: 450M+ daily observations | 55TB+ data 150+ global markets | 40K+ traded assets Transforming information into insights: Robust technological infrastructure Sophisticated analytical tools & portfolio attribution illuminate trends, relationships, and drivers of alpha

10 Developed Markets 77.4% Emerging Markets 22.6% USA 65.0% Europe 13.1% Asia 8.0% Australia 6.9% Other 6.9% Public/Government 44.1% Commingled Trust/UCITS 24.6% Corporate/ Union 11.8% Sub-advisory 9.9% Other 9.5% AUM by Client Type AUM by Client Location Total: $112.6 billion(1) Diversified Asset Base ___________________________________________________________ Please see Definitions and Additional Notes (1) Data as of June 30, 2024 AUM by Strategy

11 Equity strategies apply insights from over 35 years of systematic investing experience combined with the power of data Global, Emerging Markets, Non-US, Regional Managed volatility portfolios seek to deliver active returns and lower volatility based on both the mispricing of risk and stock fundamentals Global Managed Volatility, EM Managed Volatility Fixed income capabilities systematically investing in corporate bonds seeking to deliver differentiated excess returns (platform in development) Investment Grade, High Yield Alternatives capabilities systematically apply new signals, alternative data and portfolio construction techniques • Also includes Systematic macro capabilities designed to generate absolute returns uncorrelated with major asset classes and regardless of market conditions Multi-strategy, Equity Long-Short, Market Neutral Diversified Quant Offerings Managed VolatilityEQ U IT Y CR ED IT Credit Alternatives A LT ER N A TI V ES Systematic Investment Capabilities Equity

12 Sector Tailwinds Expected to Support Organic Long-term Growth Alpha Secular Trends Anticipated Impact for Acadian Acadian Brand and Barriers to Entry Organic Growth Applying Data and Expertise to New Capabilities Explosive Growth in Alternative Data Continued Development of Advanced Techniques: Machine Learning, AI Scale of Investment in Data, Technology, and Talent Increasingly Important Growing Demand for Uncorrelated Strategies and Customization

13 • Leveraging broad quant capabilities to provide exposures and solutions sought by clients ◦ Ongoing initiatives including Equity Alternatives and Systematic Credit strategies • Highly scalable offerings with substantial capacity and global demand Disciplined Execution of Long-Term Growth Strategy • Product innovation ◦ Extensions of quant investment strategies into high-demand areas supported by ongoing seeding program • Distribution enhancements ◦ Expansion of distribution teams including entry into new markets and channels • Strong free cash flow generated from revenues from a broad array of investment strategies • Continue deploying free cash flow toward supporting organic growth and for share repurchases ◦ Repurchased 0.9 million shares of common stock (2% of total outstanding shares) for an aggregate total of $20.5 million in Q2'24; repurchased 4.4 million shares of common stock (11% of total outstanding shares) for an aggregate total of $94.9 million year to date through Q2'24 Continue Harnessing our Unique Quant Capabilities Additional Growth Levers Drive Shareholder Value __________________________________________________________ Please see Definitions and Additional Notes

14 Key Performance Metrics Key Performance Metrics(1) ($ in millions, unless otherwise noted) Three Months Ended June 30, Three Months Ended March 31, U.S. GAAP Basis 2024 2023 Increase (Decrease) 2024 Increase (Decrease) Revenue $ 109.0 $ 96.3 13.2% $ 105.7 3.1 % Pre-tax income attributable to controlling interests 16.6 16.9 (1.8) % 20.7 (19.8) % Net income attributable to controlling interests 11.0 11.4 (3.5) % 14.6 (24.7) % Diluted shares outstanding (in millions) 38.2 42.6 39.7 Diluted earnings per share, $ $ 0.29 $ 0.27 7.4% $ 0.37 (21.6) % U.S. GAAP operating margin 19% 21% (228) bps 22% (277) bps Economic Net Income Basis (Non-GAAP measure used by management) ENI revenue $ 108.3 $ 95.0 14.0% $ 105.3 2.8 % Pre-tax economic net income 23.8 16.4 45.1% 24.0 (0.8) % Economic net income 17.2 12.0 43.3% 17.4 (1.1) % ENI diluted earnings per share, $ $ 0.45 $ 0.28 60.7% $ 0.44 2.3 % Adjusted EBITDA 32.0 24.7 29.6% 31.9 0.3 % ENI operating margin 27% 22% 494 bps 28% (58) bps Other Operational Information Assets under management at period end ($ in billions) $ 112.6 $ 99.9 12.7% $ 110.4 2.0 % Net flows ($ in billions) — 0.1 (100.0) % 0.4 (100.0) % Annualized revenue impact of net flows ($ in millions) 1.4 0.9 55.6% (0.2) n/m __________________________________________________________ Please see Definitions and Additional Notes (1) Please see Reconciliations and Disclosures for the reconciliation of Net income attributable to controlling interests to Adjusted EBITDA and ENI.

15 ENI Revenue • ENI revenue includes management fees and performance fees • Q2'24 ENI revenue of $108.3 million increased from Q2'23 by 14%; primarily due to higher management fees driven by higher average AUM • Management fees increased 14% from Q2'23 reflecting a 13% increase in average AUM driven by market appreciation Commentary ENI Revenue ($M) Three Months Ended June 30, Three Months Ended March 31, 2024 2023 Increase (Decrease) 2024 Increase (Decrease) Management fees $ 105.5 $ 92.8 14% $ 102.2 3% Performance fees 2.8 2.2 27% 3.1 (10)% ENI revenue $ 108.3 $ 95.0 14% $ 105.3 3% __________________________________________________________ Please see Definitions and Additional Notes

16 ENI Operating Expenses Three Months Ended June 30, Three Months Ended March 31, ($M) 2024 2023 Increase (Decrease) 2024 Increase (Decrease)$M % of MFs(2) $M % of MFs(2) $M % of MFs(2) Fixed compensation and benefits $ 24.3 23.0% $ 23.7 25.5% 3% $ 23.5 23.0% 3% G&A expenses (excl. sales-based compensation) 20.6 19.5% 21.5 23.2% (4)% 19.8 19.4% 4% Depreciation and amortization 4.6 4.4% 4.4 4.7% 5% 4.6 4.5% —% Core operating expense subtotal $ 49.5 46.9% $ 49.6 53.4% —% $ 47.9 46.9% 3% Sales-based compensation 2.0 1.9% 1.6 1.7% 25% 1.6 1.6% 25% Total ENI operating expenses $ 51.5 48.8% $ 51.2 55.2% 1% $ 49.5 48.4% 4% Note: ENI management fees $ 105.5 $ 92.8 14% $ 102.2 3% • Total ENI operating expenses reflect Acadian and Center operating expenses (excluding variable compensation) • ENI operating expenses stayed generally flat at $51.5 million in Q2'24 compared to $51.2 million in Q2'23 • Q2'24 Operating Expense Ratio(1) fell to 48.8% for the period from 55.2% in Q2'23 reflecting the impact of positive operating leverage • Full-year Operating Expense Ratio expected to be approximately 46%-50% if the equity market remains at the same level; ratio is subject to fluctuations as AUM and ENI management fees change __________________________________________________________ Please see Definitions and Additional Notes (1) Operating Expense Ratio reflects total ENI operating expenses as a percent of management fees. (2) Represents reported ENI management fee revenue. ENI Operating Expenses Commentary

17 ENI Variable Compensation ($M) Three Months Ended June 30, Three Months Ended March 31, 2024 2023 Increase (Decrease) 2024 Increase (Decrease) Cash variable compensation $ 25.5 $ 21.4 19% $ 24.9 2% Add: Non-cash equity-based award amortization 1.9 1.3 46% 1.7 12% Variable compensation 27.4 22.7 21% 26.6 3% Earnings before variable compensation $ 56.8 $ 43.8 30% $ 55.8 2% Variable Compensation Ratio (VC as % of earnings before variable comp.) 48.2% 51.8% (359) bps 47.7% 57 bps • Variable compensation comprises a contractual percentage of Acadian’s ENI earnings before variable compensation and a contractual split of performance fees, which is recognized over the contractual vesting period, awarded to Acadian’s employees and additionally includes Center bonuses ◦ Acadian variable compensation includes cash and Acadian equity provided through recycling ◦ Center variable compensation includes cash and BSIG equity • Q2'24 Variable Compensation Ratio decreased to 48.2% from 51.8% in Q2'23; ratio decreased driven by higher growth in earnings before variable compensation • Full-year Variable Compensation Ratio expected to be 46%-50% ___________________________________________________________ Please see Definitions and Additional Notes ENI Variable Compensation Commentary

18 Affiliate Key Employee Distributions Three Months Ended June 30, Three Months Ended March 31, ($M) 2024 2023 Increase (Decrease) 2024 Increase (Decrease) Earnings after variable compensation (ENI operating earnings) $ 29.4 $ 21.1 39% $ 29.2 1% Less: Affiliate key employee distributions (2.1) (1.2) 75% (2.2) (5)% Earnings after Affiliate key employee distributions $ 27.3 $ 19.9 37% $ 27.0 1% Affiliate Key Employee Distribution Ratio ( / ) 7.1% 5.7% 146 bps 7.5% (39) bps • Represents key employees’ share of profit from our Affiliate’s earnings • Full-year Distribution Ratio expected to be 7%-8% if the equity market remains at the same level; mix of core and performance fee profits will impact the ratio __________________________________________________________ Please see Definitions and Additional Notes Affiliate Key Employee Distributions Commentary A A B B

19 Balance Sheet ($M) June 30, 2024 December 31, 2023 Assets Cash and cash equivalents $ 71.6 $ 146.8 Investment advisory fees receivable 112.3 143.4 Right of use assets 54.2 57.2 Investments 67.9 64.7 Other assets 171.8 164.1 Assets of consolidated Funds 55.3 35.2 Total assets $ 533.1 $ 611.4 Liabilities and shareholders’ equity Accounts payable and accrued expenses $ 84.1 $ 140.4 Third party borrowings 274.1 273.9 Revolving credit facility 36.0 — Operating lease liabilities 69.1 72.4 Other liabilities 83.8 70.9 Liabilities of consolidated Funds 4.8 4.3 Total liabilities $ 551.9 $ 561.9 Shareholders’ equity (30.8) 40.2 Redeemable NCI of consolidated Funds 12.0 9.3 Total equity (18.8) 49.5 Total liabilities and equity $ 533.1 $ 611.4 Weighted average quarterly diluted shares 38.2 42.2 Leverage ratio(1) 2.1 x 2.0 x Net leverage ratio(2) 1.6 x 0.9 x Balance Sheet Management • $0.01 per share interim dividend approved ◦ Payable September 27 to shareholders of record as of September 13 • June 30 net leverage ratio (third party borrowings and revolving credit facility, net of total cash and cash equivalents / Adj. EBITDA) of 1.6x ◦ Outstanding balance on Acadian’s revolving credit facility reflects draws to support seasonal needs and partial payments; expected to be fully paid down by year-end • June 30 total seed and co-investment holdings of $59.1 million Capital Dividend _______________________________________________________________ (1) Represents the Company’s third party borrowings and revolving credit facility, divided by last twelve months Adjusted EBITDA. (2) Represents the Company’s third party borrowings and revolving credit facility, net of total cash and cash equivalents, divided by last twelve months Adjusted EBITDA.

20 Supplemental Information

21 Segment Information for Q2'24 and Q2'23 Three Months Ended June 30, 2024 Three Months Ended June 30, 2023 ($ in millions, unless otherwise noted) Quant & Solutions Other(4) Reconciling Items(1) Total U.S. GAAP (3) Quant & Solutions Other(4) Reconciling Items(1) Total U.S. GAAP (3) ENI Revenue $ 108.3 $ — $ 0.7 $ 109.0 $ 95.0 $ — $ 1.3 $ 96.3 ENI Operating Expenses 47.7 3.8 6.9 58.4 47.3 3.9 0.8 52.0 Earnings before variable compensation 60.6 (3.8) (6.2) 50.6 47.7 (3.9) 0.5 44.3 Variable compensation 26.8 0.6 0.5 27.9 22.0 0.7 — 22.7 Earnings after variable compensation 33.8 (4.4) (6.7) 22.7 25.7 (4.6) 0.5 21.6 Affiliate key employee distributions 2.1 — — 2.1 1.2 — — 1.2 Earnings after Affiliate key employee distributions 31.7 (4.4) (6.7) 20.6 24.5 (4.6) 0.5 20.4 Net interest expense — (3.5) (0.9) (4.4) — (3.5) (0.4) (3.9) Net investment income — — 0.9 0.9 — — 0.5 0.5 Net income attributable to non-controlling interests — — (0.5) (0.5) — — (0.1) (0.1) Income tax (expense) benefit — (6.6) 1.0 (5.6) — (4.4) (1.1) (5.5) Economic Net Income $ 31.7 $ (14.5) $ (6.2) $ 11.0 $ 24.5 $ (12.5) $ (0.6) $ 11.4 Adjusted EBITDA(2) $ 36.3 $ (4.3) $ (21.0) $ 11.0 $ 28.9 $ (4.2) $ (13.3) $ 11.4 Segment Assets Under Management ($b) $ 112.6 $ — $ — $ 112.6 $ 99.9 $ — $ — $ 99.9 __________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between GAAP and non-GAAP measures, refer to the Reconciliations and Disclosures section of this presentation and the Company’s Quarterly Report on Form 10-Q. (2) Please see Reconciliations and Disclosures for the reconciliation of net income attributable to controlling interests to Adjusted EBITDA and ENI. (3) Represents U.S. GAAP equivalent of non-GAAP segment information presented. The most directly comparable U.S. GAAP measure of ENI revenue is U.S. GAAP revenue. The most directly comparable U.S. GAAP measure of ENI operating expenses is U.S. GAAP operating expenses, which is comprised of Operating expenses, Variable compensation and Affiliate key employee distributions above. The most directly comparable U.S. GAAP measure of Earnings after Affiliate key employee distributions is U.S. GAAP Operating Income. The U.S. GAAP equivalent of Economic Net Income is U.S. GAAP Net Income attributable to controlling interests. The U.S. GAAP equivalent of Adjusted EBITDA is U.S. GAAP Net Income attributable to controlling interests. (4) The corporate head office is included within the Other category.

22 Three Months Ended March 31, 2024 ($ in millions, unless otherwise noted) Quant & Solutions Other(4) Reconciling Items(1) Total U.S. GAAP (3) ENI Revenue $ 105.3 $ — $ 0.4 $ 105.7 ENI Operating Expenses 45.7 3.8 4.7 54.2 Earnings before variable compensation 59.6 (3.8) (4.3) 51.5 Variable compensation 26.0 0.6 (0.2) 26.4 Earnings after variable compensation 33.6 (4.4) (4.1) 25.1 Affiliate key employee distributions 2.2 — — 2.2 Earnings after Affiliate key employee distributions 31.4 (4.4) (4.1) 22.9 Net interest expense — (3.0) (0.7) (3.7) Net investment income — — 2.6 2.6 Net income attributable to non-controlling interest — — (1.1) (1.1) Income tax (expense) benefit — (6.6) 0.5 (6.1) Economic Net Income $ 31.4 $ (14.0) $ (2.8) $ 14.6 Adjusted EBITDA(2) $ 36.0 $ (4.1) $ (17.3) $ 14.6 Segment Assets Under Management ($b) $ 110.4 $ — $ — $ 110.4 Segment Information for Q1'24 __________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between GAAP and non-GAAP measures, refer to the Reconciliations and Disclosures section of this presentation and the Company’s Quarterly Report on Form 10-Q. (2) Please see Reconciliations and Disclosures for the reconciliation of net income attributable to controlling interests to Adjusted EBITDA and ENI. (3) Represents U.S. GAAP equivalent of non-GAAP segment information presented. The most directly comparable U.S. GAAP measure of ENI revenue is U.S. GAAP revenue. The most directly comparable U.S. GAAP measure of ENI operating expenses is U.S. GAAP operating expenses, which is comprised of Operating expenses, Variable compensation and Affiliate key employee distributions above. The most directly comparable U.S. GAAP measure of Earnings after Affiliate key employee distributions is U.S. GAAP Operating Income. The U.S. GAAP equivalent of Economic Net Income is U.S. GAAP Net Income attributable to controlling interests. The U.S. GAAP equivalent of Adjusted EBITDA is U.S. GAAP Net Income attributable to controlling interests. (4) The corporate head office is included within the Other category.

23 Assets Under Management Rollforward ($ in billions, unless otherwise noted) Three Months Ended June 30, 2024 June 30, 2023 March 31, 2024 Total Beginning balance $ 110.4 $ 97.5 $ 103.7 Gross inflows 8.3 2.0 4.3 Gross outflows (9.1) (2.8) (4.7) Reinvested income and distributions 0.8 0.9 0.8 Net flows — 0.1 0.4 Market appreciation 2.2 2.3 6.3 Ending balance $ 112.6 $ 99.9 $ 110.4 Average AUM $ 110.3 $ 97.9 $ 107.6 ENI management fee rate 38.5 38.1 38.2 Basis points: inflows 32.6 45.9 40.0 Basis points: outflows 31.6 42.5 44.0 Annualized revenue impact of net flows (in millions) $ 1.4 $ 0.9 $ (0.2)

24 Reconciliations and Disclosures

25 Three Months Ended ($ in millions) June 30, June 30, March 31, 2024 2023 2024 U.S. GAAP net income attributable to controlling interests $ 11.0 $ 11.4 $ 14.6 Adjustments to reflect the economic earnings of the Company: Non-cash key employee-owned equity and profit interest revaluations(2) 5.9 (0.7) 4.4 Amortization of acquired intangible assets(2) — — — Capital transaction costs(2) 0.1 0.1 0.1 Seed/Co-investment (gains) losses and financings(2) (0.2) (0.1) (1.2) Tax benefit of goodwill and acquired intangible deductions 0.4 0.3 0.4 Discontinued operations attributable to controlling interests and restructuring (2)(3) 1.4 0.2 — Total adjustment to reflect earnings of the Company $ 7.6 $ (0.2) $ 3.7 Tax effect of above adjustments(2) (2.0) 0.2 (0.9) ENI tax normalization 0.6 0.6 — Economic net income $ 17.2 $ 12.0 $ 17.4 ENI net interest expense to third parties 3.5 3.5 3.0 Depreciation and amortization(4) 4.7 4.8 4.9 Tax on Economic Net Income 6.6 4.4 6.6 Adjusted EBITDA $ 32.0 $ 24.7 $ 31.9 Reconciliations from U.S. GAAP to Non-GAAP Measures(1) i. Exclude non-cash expenses representing changes in the value of Affiliate equity and profit interests held by Affiliate key employees ii. Exclude non-cash amortization or impairment expenses related to acquired goodwill and other intangibles iii.Exclude capital transaction costs including the costs of raising debt or equity, gains or losses realized as a result of redeeming debt or equity and direct incremental costs associated with acquisitions of businesses or assets iv.Exclude gains/losses on seed capital and co- investments, as well as related financing costs v. Include cash tax benefits related to tax amortization of acquired intangibles vi.Exclude results of discontinued operations as they are not part of the ongoing business, and restructuring costs incurred in continuing operations vii. Exclude one-off tax benefits or costs unrelated to current operations ENI Adjustments 1 3 2 3 4 5 7 6 2 1 4 5 6 7 ___________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between U.S. GAAP and non-GAAP measures, see the Company’s Quarterly Report on Form 10-Q. (2) Tax-affected items for which adjustments are included in “Tax effect of above adjustments” line, excluding the discontinued operations component of item 6; taxed at 27.3% U.S. statutory rate (including state tax). (3) The three months ended June 30, 2024 includes costs associated with the transfer of an insurance policy from our former Parent of $0.4 million, severance-related items at Acadian of $(0.3) million, and costs associated with the wind-down of the Multi-Asset Class Strategies (“MACS”) business in the standalone format of $1.3 million. The three months ended June 30, 2023 includes costs associated with the transfer of an insurance policy from our former Parent of $0.2 million. The three months ended March 31, 2024 includes costs associated with the transfer of an insurance policy from our former Parent of $0.2 million, and severance-related items at Acadian of $(0.2) million. (4) Includes non-cash equity-based award amortization expense.

26 Reconciliations from U.S. GAAP to Non-GAAP Measures(1) (cont.) Reconciliation of per-share U.S. GAAP Net Income to Economic Net Income per share ($) Three Months Ended June 30, June 30, March 31, 2024 2023 2024 U.S. GAAP net income per share $ 0.29 $ 0.27 $ 0.37 Adjustments to reflect the economic earnings of the Company: i. Non-cash key employee-owned equity and profit interest revaluations 0.15 (0.02) 0.11 ii. Amortization and impairment of goodwill and intangible assets — — — iii. Capital transaction costs — — — iv. Seed/Co-investment gains and financing (0.01) — (0.03) v. Tax benefit of goodwill and acquired intangibles deductions 0.01 0.01 0.01 vi. Discontinued operations and restructuring 0.04 — — vii. ENI tax normalization 0.02 0.02 — Tax effect of above adjustments, as applicable (0.05) — (0.02) Economic net income per share $ 0.45 $ 0.28 $ 0.44 Reconciliation of U.S. GAAP Revenue to ENI Revenue ($ in millions) Three Months Ended June 30, June 30, March 31, 2024 2023 2024 U.S. GAAP revenue $ 109.0 $ 96.3 $ 105.7 Exclude revenue from consolidated Funds (0.7) (1.3) (0.4) ENI revenue $ 108.3 $ 95.0 $ 105.3 ___________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between U.S. GAAP and non-GAAP measures, see the Company’s Quarterly Report on Form 10-Q.

27 Reconciliations from U.S. GAAP to Non-GAAP Measures(1) (cont.) Reconciliation of U.S. GAAP Operating Expense to ENI Operating Expense ($ in millions) Three Months Ended June 30, June 30, March 31, 2024 2023 2024 U.S. GAAP operating expense $ 88.4 $ 75.9 $ 82.8 Less: items excluded from ENI Non-cash key employee-owned equity and profit interest revaluations (5.9) 0.7 (4.4) Restructuring costs(2) (1.4) (0.3) — Funds’ operating expense (0.1) (1.2) (0.1) Less: items segregated out of U.S. GAAP operating expense Variable compensation(3) (27.4) (22.7) (26.6) Affiliate key employee distributions (2.1) (1.2) (2.2) ENI operating expense $ 51.5 $ 51.2 $ 49.5 ___________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between U.S. GAAP and non-GAAP measures, see the Company’s Quarterly Report on Form 10-Q. (2) The three months ended June 30, 2024 includes costs associated with the transfer of an insurance policy from our former Parent of $0.4 million, severance-related items at Acadian of $(0.3) million, and costs associated with the wind-down of the MACS business in the standalone format of $1.3 million. The three months ended June 30, 2023 includes costs associated with the transfer of an insurance policy from our former Parent of $0.2 million. The three months ended March 31, 2024 includes costs associated with the transfer of an insurance policy from our former Parent of $0.2 million, and severance-related items at Acadian of $(0.2) million. (3) Represents ENI variable compensation. For the three months ended June 30, 2024, June 30, 2023, and March 31, 2024, the U.S. GAAP equivalent of variable compensation was $27.9 million, $22.7 million and $26.4 million, respectively.

28 Reconciliation of U.S. GAAP Pre-tax Income to Pre-tax ENI ($ in millions) Three Months Ended June 30, June 30, March 31, 2024 2023 2024 U.S. GAAP pre-tax income $ 17.1 $ 17.0 $ 21.8 Adjustments to reflect the economic earnings of the Company: Non-cash key employee-owned equity and profit interest revaluations 5.9 (0.7) 4.4 Capital transaction costs 0.1 0.1 0.1 Seed/Co-investment (gains) losses and financings (0.2) (0.1) (1.2) Discontinued operations and restructuring costs(2) 1.4 0.2 — Net income attributable to non-controlling interests from continuing operations (0.5) (0.1) (1.1) Pre-tax ENI $ 23.8 $ 16.4 $ 24.0 Reconciliations from U.S. GAAP to Non-GAAP Measures(1)(cont.) ___________________________________________________________ Please see Definitions and Additional Notes (1) For further information and additional reconciliations between U.S. GAAP and non-GAAP measures, see the Company’s Quarterly Report on Form 10-Q. (2) The three months ended June 30, 2024 includes costs associated with the transfer of an insurance policy from our former Parent of $0.4 million, severance-related items at Acadian of $(0.3) million and costs associated with the wind-down of the MACS business in the standalone format of $1.3 million. The three months ended June 30, 2023 includes costs associated with the transfer of an insurance policy from our former Parent of $0.2 million. The three months ended March 31, 2024 includes costs associated with the transfer of an insurance policy from our former Parent of $0.2 million, and severance-related items at Acadian of $(0.2) million.

29 Definitions and Additional Notes References to “BrightSphere,” “BSIG” or the “Company” refer to BrightSphere Investment Group Inc.; references to “BSUS” or the “Center” refer to the holding company excluding our Affiliate. BrightSphere currently operates its business through one asset management firm (the “Affiliate”). The Company’s distribution activities are conducted in various jurisdictions through affiliated companies in accordance with local regulatory requirements. The Company uses a non-GAAP performance measure referred to as economic net income (“ENI”) to represent its view of the underlying economic earnings of the business. ENI is used to make resource allocation decisions, determine appropriate levels of investment or dividend payout, manage balance sheet leverage, determine Affiliate variable compensation and equity distributions, and incentivize management. The Company’s ENI adjustments to U.S. GAAP include both reclassifications of U.S. GAAP revenue and expense items, as well as adjustments to U.S. GAAP results, primarily to exclude non-cash, non-economic expenses, or to reflect cash benefits not recognized under U.S. GAAP. The Company re-categorizes certain line items on the income statement to: • exclude the effect of Fund consolidation by removing the portion of Fund revenues, expenses and investment return which is not attributable to its shareholders. • include within management fee revenue any fees paid to Affiliates by consolidated Funds. • include the Company’s share of earnings from equity-accounted Affiliates within other income, rather than investment income; • treat sales-based compensation as a general and administrative expense, rather than part of fixed compensation and benefits; and • identify separately from operating expenses, variable compensation and Affiliate key employee distributions, which represent Affiliate earnings shared with Affiliate key employees. The Company also makes the following adjustments to U.S. GAAP results to more closely reflect its economic results by: i. excluding non-cash expenses representing changes in the value of Affiliate equity and profit interests held by Affiliate key employees. These ownership interests may in certain circumstances be repurchased by BrightSphere at a value based on a pre-determined fixed multiple of trailing earnings and as such this value is carried on the Company’s balance sheet as a liability. Non-cash movements in the value of this liability are treated as compensation expense under U.S. GAAP. However, any equity or profit interests repurchased by BrightSphere can be used to fund a portion of future variable compensation awards, resulting in savings in cash variable compensation that offset the negative cash effect of repurchasing the equity. ii. excluding non-cash amortization or impairment expenses related to acquired goodwill and other intangibles as these are non-cash charges that do not result in an outflow of tangible economic benefits from the business. iii. excluding capital transaction costs, including the costs of raising debt or equity, gains or losses realized as a result of redeeming debt or equity and direct incremental costs associated with acquisitions of businesses or assets. iv. excluding seed capital and co-investment gains, losses and related financing costs. The net returns on these investments are considered and presented separately from ENI because ENI is primarily a measure of the Company’s earnings from managing client assets, which therefore differs from earnings generated by its investments in Affiliate products, which can be variable from period to period. v. including cash tax benefits associated with deductions allowed for acquired intangibles and goodwill that may not be recognized or have timing differences compared to U.S. GAAP. vi. excluding the results of discontinued operations attributable to controlling interests since they are not part of the Company’s ongoing business, restructuring costs incurred in continuing operations. vii. excluding deferred tax resulting from changes in tax law and expiration of statutes, adjustments for uncertain tax positions, deferred tax attributable to intangible assets and other unusual items not related to current operating results to reflect ENI tax normalization.

30 The Company adjusts its income tax expense to reflect any tax impact of its ENI adjustments. Adjusted EBITDA Adjusted EBITDA is defined as economic net income before interest, income taxes, depreciation and amortization. The Company notes that its calculation of Adjusted EBITDA may not be consistent with Adjusted EBITDA as calculated by other companies. The Company believes Adjusted EBITDA is a useful liquidity metric because it indicates the Company’s ability to make further investments in its business, service debt and meet working capital requirements. Refer to the reconciliation of U.S. GAAP net income attributable to controlling interests to ENI and Adjusted EBITDA. Segment ENI Segment ENI represents ENI for the Company’s reportable segment, calculated in accordance with the Company’s definition of Economic Net Income, before income tax, interest income and interest expense. Methodologies for calculating investment performance: Revenue-weighted investment performance measures the percentage of management fee revenue generated by Affiliate strategies which are beating benchmarks. It calculates each strategy’s percentage weight by taking its estimated composite revenue over total composite revenues in each period, then sums the total percentage of revenue for strategies outperforming. Equal-weighted investment performance measures the percentage of Affiliate scale strategies (defined as strategies with greater than $100 million of AUM) beating benchmarks. Each outperforming strategy over $100 million has the same weight; the calculation sums the number of strategies outperforming relative to the total number of composites over $100 million. Asset-weighted investment performance measures the percentage of AUM in strategies beating benchmarks. It calculates each strategy’s percentage weight by taking its composite AUM over total composite AUM in each period, then sums the total percentage of AUM for strategies outperforming. ENI operating earnings ENI operating earnings represents ENI earnings before Affiliate key employee distributions and is calculated as ENI revenue, less ENI operating expense, less ENI variable compensation. It differs from economic net income because it does not include the effects of Affiliate key employee distributions, net interest expense or income tax expense. ENI operating margin The ENI operating margin, which is calculated before Affiliate key employee distributions, is used by management and is useful to investors to evaluate the overall operating margin of the business without regard to the Company’s various ownership levels at each of the Affiliates. ENI operating margin is a non-GAAP efficiency measure, calculated based on ENI operating earnings divided by ENI revenue. The ENI operating margin is most comparable to the Company’s U.S. GAAP operating margin. ENI management fee revenue ENI management fee revenue corresponds to U.S. GAAP management fee revenue. ENI operating expense ratio The ENI operating expense ratio is used by management and is useful to investors to evaluate the level of operating expense as measured against the Company’s recurring management fee revenue. The Company has provided this ratio since many operating expenses, including fixed compensation & benefits and general and administrative expense, are generally linked to the overall size of the business. The Company tracks this ratio as a key measure of scale economies at BrightSphere because in its profit sharing economic model, scale benefits both the Affiliate employees and BrightSphere shareholders. Definitions and Additional Notes

31 Definitions and Additional Notes ENI earnings before variable compensation ENI earnings before variable compensation is calculated as ENI revenue, less ENI operating expense. ENI variable compensation ratio The ENI variable compensation ratio is calculated as variable compensation divided by ENI earnings before variable compensation. It is used by management and is useful to investors to evaluate consolidated variable compensation as measured against the Company’s ENI earnings before variable compensation. Variable compensation is usually awarded based on a contractual percentage of our Affiliate’s ENI earnings before variable compensation and may be paid in the form of cash or non-cash Affiliate equity or profit interests. Center variable compensation includes cash and BrightSphere equity. Non-cash variable compensation awards typically vest over several years and are recognized as compensation expense over that service period. ENI Affiliate key employee distribution ratio The Affiliate key employee distribution ratio is calculated as Affiliate key employee distributions divided by ENI operating earnings. The ENI Affiliate key employee distribution ratio is used by management and is useful to investors to evaluate Affiliate key employee distributions as measured against the Company’s ENI operating earnings. Affiliate key employee distributions represent the share of Affiliate profits after variable compensation that is attributable to Affiliate key employee equity and profit interests holders, according to their ownership interests. For Affiliate profit interest distributions, BSUS is entitled to an initial preference over profits after variable compensation, structured such that before a preference threshold is reached, there would be no required key employee distributions, whereas for profits above the threshold the key employee distribution amount would be calculated based on the key employee economic percentages at its consolidated Affiliate. U.S. GAAP operating margin U.S. GAAP operating margin equals operating income from continuing operations divided by total revenue. Consolidated Funds Financial information presented in accordance with U.S. GAAP may include the results of consolidated pooled investment vehicles, or Funds, managed by the Company’s Affiliate, where it has been determined that these entities are controlled by the Company. Financial results which are “attributable to controlling interests” exclude the impact of Funds to the extent it is not attributable to the Company’s shareholders. Annualized revenue impact of net flows Annualized revenue impact of net flows represents annualized management fees expected to be earned on new accounts and net assets contributed to existing accounts (inflows), less the annualized management fees lost on terminated accounts or net assets withdrawn from existing accounts (outflows), plus revenue impact from reinvested income and distribution. Annualized management fee for client flow is calculated by multiplying the annual gross fee rate for the relevant account with the inflow or the outflow. In addition, reinvested income and distribution for each segment is multiplied by average fee rate for the respective segment to compute the revenue impact. Reinvested income and distributions Net flows include reinvested income and distributions made by BrightSphere’s Affiliate. Reinvested income and distributions represent investment yield not distributed as cash, and reinvested back to the portfolios. n/m “Not meaningful.”